Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

Supplement dated July 2, 2019
to the

Prospectus dated January 31, 2019 of the
BlueStar Israel Technology ETF (ITEQ)
Etho Climate Leadership U.S. ETF (ETHO)
AI Powered Equity ETF (AIEQ)
ETFMG Alternative Harvest ETF (MJ)

The following information supplements each of the above-listed Prospectuses:

Litigation

PENDING - The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief. Both motions were denied, and the matter is now proceeding through pretrial discovery. The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

PENDING - The Advisor, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and have asserted counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Please retain this Supplement with your Prospectus.